SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 20, 2023

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COEPTIS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COEP	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one-half of one share of Common Stock for $11.50 per whole share	COEPW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 20, 2023, Coeptis Therapeutics Holdings, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below, which are each described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on November 17, 2023 (the “Proxy Statement”). Of the 34,108,036 shares of the Company’s common stock outstanding as of the record date, 21,951,175 shares, or approximately 64.36%, were present virtually or represented by proxy at the Annual Meeting.

The final voting results for the matters submitted to a Company stockholder vote at the Annual Meeting are as follows:

1)	At the Meeting, the vote to elect seven (7) directors, was as follows:

	FOR	WITHHELD	BROKER NON-VOTE
David Mehalick	18,999,713	8,419	2,943,043
Daniel Yerace	18,999,468	8,664	2,943,043
Christopher Calise	18,989,395	18,737	2,943,043
Tara Maria DeSilva	18,999,723	8,409	2,943,043
Philippe Deschamps	18,999,579	8,553	2,943,043
Christopher Cochran	18,984,781	23,351	2,943,043
Gene Salkind	18,994,614	13,518	2,943,043

2)	At the Meeting, the vote to ratify the appointment of Turner Stone & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was as follows:

FOR	AGAINST	ABSTAIN
21,900,607	1,675	48,893

3)	At the Meeting, the vote to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying warrants originally issued by the Company in June 2023 and October 2023, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,679,579	182,627	145,926	2,943,043

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4)	At the Meeting, the vote to conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,544,258	413,037	50,837	2,943,043

5)	At the Meeting, the vote to approve an amendment to the Company’s 2022 Equity Incentive Plan, as amended, or the 2022 Plan, to add 5,000,000 shares for issuance under the 2022 Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,691,980	134,212	181,940	2,943,043

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeptis Therapeutics Holdings, Inc.

Date: December 22, 2023	By:	/s/ David Mehalick
David Mehalick Chief Executive Officer

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